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                                                           Draft of June 8, 1996
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                         AMERICAN PAD & PAPER COMPANY

                        MANAGEMENT STOCK PURCHASE PLAN


                                   SECTION I

                                    PURPOSE


1.1 Purpose. The purpose of the American Pad & Paper Company Management Stock Purchase Plan (the "Plan") is to enable and encourage selected management employees to acquire an ownership interest in the Company through the purchase of the Company's Common Shares, thereby permitting such participants to share in the growth in value of the Company.

1.2 Effectiveness of the Plan. The Plan will be effective upon the consummation of the Initial Public Offering. The Plan will remain in effect until such time as it is amended or terminated by the Board of Directors of the Company in accordance with the terms of Section IX hereof.

                                  SECTION II

                                  DEFINITIONS

Unless the context indicates otherwise, the following terms have the meanings set forth below.

2.1  "Board" means the Board of Directors of American Pad & Paper Company.

2.2 "Committee" means the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee must be comprised of two or more directors, each of whom is a "disinterested person" (as such term is defined in Rule 166-3 under the Exchange Act, as such Rule may be amended from time to time).

2.3 "Common Shares" means the shares of Common Stock, par value $.01 per share, of the Company, or any other class of capital shares which the Company may authorize and issue from time to time, and as may be made subject to this Plan in the sole discretion of the Board.

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2.4  "Company" means collectively American Pad & Paper Company, any successor entity in a merger or consolidation, and any Subsidiary, which elects to participate in the Plan with the approval of the Board.

2.5 "Discount to Market" means a percentage discount to the Fair Market Value of the Plan Shares for purposes of calculating the Purchase Price pursuant to Section 5.5 hereof which the Committee may authorize in its sole discretion from time to time. Unless otherwise determined in writing by the Committee, the Discount To Market under the Plan shall be 25%.

2.6  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.7 "Fair Market Value" as of a certain date means the fair market value of the Common Shares as determined by the Committee in its sole discretion.

2.8 "Initial Public Offering" means the initial public offering of the shares of Common Stock of the Company registered under the Securities Act of 1933.

2.9 "Participant" means the management employees of the Company and its subsidiaries as designated by the Committee who elect to participate in the Plan in accordance with the provisions of the Plan.

2.10 "Plan Period" shall have the meaning set forth in Section 5.1.

2.11 "Plan Shares" shall have the meaning set forth in Section 4.1.

2.12  "Purchase Date" shall have the meaning set forth in Section 5.5.

2.13  "Purchase Price" shall have the meaning set forth in Section 5.5.

2.14 "Subsidiary" means any corporation, partnership, association or other business entity which (i) if a corporation, a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest is owned or controlled, directly or indirectly, by the Company.

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                                  SECTION III

                          ADMINISTRATION OF THE PLAN


3.1 Authority of the Committee. The Plan shall be administered by the Committee. The Committee is authorized by the Board to administer and control the operation of the Plan including, but not limited to, the power to (a) determine eligibility for participation in the Plan, (b) subject to
     Section V hereof, prescribe the terms and conditions under which Plan Shares may be purchased under the Plan, and (c) interpret the Plan and adopt rules for the administration and application of the Plan.

     The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate its duties in order to facilitate the purchase and transfer of Plan Shares and to provide for the day-to-day administration of the Plan. The Committee shall control the general administration of the Plan with all powers necessary to enable it to carry out its duties in that respect.

3.2 Decisions Binding. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.



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                                  SECTION IV

                        NUMBER OF SHARES UNDER THE PLAN

4.1 Shares Subject to Plan. The Company shall reserve 250,000 Common Shares (the "Plan Shares") for issuance to and purchase by eligible management employees under this Plan, subject to adjustment pursuant to Section 4.2 hereof. Plan Shares may be Common Shares now or hereafter authorized yet unissued or Common Shares already authorized, issued and owned or purchased by the Company. If and to the extent that any right to purchase Plan Shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, Plan Shares that have not been allocated to such Participant under the Plan shall again become available for allocation to Participants as provided herein.

4.2 Change in Capitalization. In the event of a change in the capitalization of the Company due to a share split, share dividend, recapitalization, merger, consolidation, combination, or similar event or as in its sole discretion may deem appropriate, the aggregate number of Plan Shares and the terms of any existing offering shall be adjusted by the Board to reflect such change.

                                   SECTION V

                       PARTICIPATION AND PLAN OPERATION

5.1 Plan Period. The Plan shall operate on a calendar year basis, with each Plan Period beginning on the first day of January of each year and ending on the 31st day of December of such year.

5.2 Eligible Participants. Management employees of the Company and its Subsidiaries as designated by the Committee prior to the beginning of each Plan Period shall be eligible to participate in the Plan. In determining the management employees eligible to participate in the Plan, the Committee shall consider only those management employees recommended by the Company's principal executive officer.

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5.3  Election to Participate in the Plan.  Each year, each Participant may elect to receive an award of Common Shares under the Plan during the subsequent calendar year by completing a Stock Subscription Agreement (the "Subscription Agreement"). The Subscription Agreement shall provide that the Participant elects to receive Common Shares in lieu of a specified portion of any annual incentive bonus. Such portion may be expressed as either (a) a specified percentage of the Participant's actual bonus amount, up to 25% of the Participant's actual bonus amount; (b) the lesser of a specified percentage or a specified dollar amount of the Participant's actual bonus amount; or (c) a specified dollar amount, up to 25% of the Participant's targeted maximum bonus. Any dollar amount specified must be at least $1,000; any percentage specified must be at least 5% and not more than 25%. Amounts specified pursuant to methods (a) and (b) are entirely contingent on the amount of bonus actually awarded. Where the Participant specifies a fixed dollar amount pursuant to method (c) however, the Subscription Agreement shall provide that, if the targeted maximum bonus exceeds the actual bonus amount awarded, the dollar amount specified by the Participant shall automatically be reduced proportionately. Subscription Agreements must be received by the Company no later than December 31 of the fiscal year for which such bonus amount will be determined. A Participant who is not subject to the short-swing profits rule of Section 16 of the Securities Exchange Act of 1934 may revise his or her Subscription
     Agreement with respect to the amount of elected Common Shares no later than June 1 of the fiscal year for which such bonus amount will be determined.

5.4 Award of Common Shares. Once each year, on the date that annual incentive bonuses are paid or would otherwise be paid, the Company shall award Common Shares to each Participant as follows: Each Participant shall be issued a whole number of Common Shares determined by dividing the amount (expressed in dollars) that is determined under his or her Subscription Agreement by the Purchase Price of each Common Share awarded on such date. No fractional Common Share will be issued
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     and the amount equivalent in value to the fractional Common Share will be paid out to the participant currently in cash.

5.5 Purchase Price. Unless otherwise specified in writing by the Committee, the purchase price for each Plan Share to be purchased under the Plan (the "Purchase Price") shall be equal to the Fair Market Value of the Common Shares less the Discount To Market as of the date the award of the Common Shares (the "Purchase Date").

5.6 Fair Market Value. Unless otherwise specified in writing by the Committee, the Fair Market Value of the Common Shares on the Purchase Date shall be equal to the average of the closing sale prices of the Common Shares on the New York Stock Exchange (or such other securities exchange or quotation system as is then the principal trading market for such Common Shares) for the five business days immediately preceding the Purchase Date.

5.7 Termination of Employment. A Participant shall cease to be eligible to participate in the Plan immediately upon the termination of employment with the Company or Subsidiary for any reason.

                                  SECTION VI

                            RIGHTS NOT TRANSFERABLE

The rights and interests of any Participant in the Plan, including any right to purchase Plan Shares, shall not be transferable other than by will or the applicable laws of descent and distribution and any such right to purchase shall be exercisable only during the lifetime of such Participant, and then only by such Participant.

                                  SECTION VII

                        LIMITATIONS ON SHARE OWNERSHIP

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Notwithstanding any provision herein to the contrary, no Participant shall have a right to purchase Plan Shares if such Participant would, immediately after electing to purchase such shares, own Common Shares possessing 10% or more of the total combined voting power or value of all classes of capital shares of the Company or of any of its Subsidiaries. For purposes of the foregoing, Participants shall be considered to own any Common Shares which they have a right to purchase under the Plan or any other share option agreement with the Company or its Subsidiary.


                                 SECTION VIII

                           MISCELLANEOUS PROVISIONS

8.1 Continued Employment. Nothing in the Plan shall be construed to give any employee the right to be retained in the employ of the Company or a Subsidiary or to affect the right of the Company or any Subsidiary or a Participant to terminate such employment at any time with or without cause.

8.2 Rights as Stockholder. A Participant shall have no rights as a stockholder with respect to any Plan Shares which he or she may have a right to purchase under the Plan until the date such shares are registered in the name of such Participant or in the name of a Nominee on behalf of such Participant.

8.3 Rights to Purchase Shares. Each right to purchase Plan Shares under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of such right to purchase or the Plan Shares subject thereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such right to purchase or the issue of Plan Shares pursuant thereto, then, anything in the Plan to the contrary notwithstanding, no such right to purchase may be exercised in whole or in part, and no Plan Shares shall be issued, unless such listing, registration, qualification,

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     consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to the Committee. The Committee is authorized upon the advice of counsel to make such amendments to the Plan as may be necessary or desirable to facilitate obtaining an effective registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering Plan Shares issued pursuant hereto.

8.4 Withholding Taxes. Each Participant agrees, by entering the Plan, that the Company shall have the right to deduct any such taxes, in its sole discretion, from any amount payable to the Participant under the Plan or from any payment of any kind otherwise due to the Participant. Participants who wish to avoid the withholding of Common Shares otherwise issuable to them under the Plan should arrange with the Company to pay the amount of taxes required to be withheld in advance of the settlement date.

8.5 No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Common Shares under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No Common Shares shall be issued until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Common Shares as it deems appropriate. The Company shall use its best efforts to cause to be filed under the Securities Act of 1933, as amended, a registration statement covering the Common Shares issuable under this Plan.

8.6 Governing Law. The terms of the Plan shall be governed, construed, administered and regulated in accordance with the laws of the State of Delaware. In the event any provision of this Plan shall be determined to be illegal or invalid for any reason, the other provisions shall continue in full force and effect as if such illegal or invalid provision had never been included herein.

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8.7  Notices; Delivery of Stock Certificates.  Any notice required or permitted to be given by the Company or the Committee pursuant to the Plan shall be deemed given when personally delivered or deposited in the United Sates mail, registered or certified, postage prepaid, addressed to the Participant at the last address shown for the Participant on the records of the Company. Delivery of stock certificates to persons entitled to receive them under the Plan shall be deemed effected for all purposes when the Company or a share transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to such person at his/her last known address on file with the Company.

                                  SECTION IX

                     AMENDMENT OR TERMINATION OF THE PLAN

9.1 Amendment. The Board may, at any time and from time to time, amend, modify or suspend the Plan, but no such amendment, modification or suspension without the approval of the stockholders shall:

     (a) increase the maximum number (determined as provided in the Plan) of Plan Shares, other than as provided in Section 4.2 hereof; or

     (b) permit the issuance of any Plan Shares at a Purchase Price less than that provided in the Plan as approved by the stockholders.

9.2 Termination. This Plan shall terminate upon the adoption of a resolution of the Board terminating the Plan.

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